Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

SECOND QUARTER

2008

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	2Q `08	2Q `07	YTD 2008	YTD 2007
MERCK / SCHERING-PLOUGH	$365.2	$465.1	$758.0	$812.2
ASTRAZENECA LP	61.4	215.1	192.5	427.1
Other (1)	96.4	78.9	224.6	172.4

TOTAL	$523.0	$759.1	$1,175.1	$1,411.7

(1)	Primarily reflects results for Merial Limited, Sanofi Pasteur-MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	2Q `08	2Q `07	YTD 2008	YTD 2007
FRONTLINE, other fipronil	$306.1	$296.8	$647.7	$624.4
BIOLOGICALS	208.5	157.5	382.9	310.8
IVOMEC, HEARTGARD, other avermectins	140.3	116.5	286.4	253.9
Other Animal Health	77.2	65.9	148.7	125.3

TOTAL MERIAL SALES	$732.1	$636.7	$1,465.7	$1,314.4

Sanofi Pasteur-MSD	2Q `08	2Q `07	YTD 2008	YTD 2007
GARDASIL	$234.2	$77.8	$474.0	$108.0
VIRAL VACCINES	29.1	24.2	51.8	44.3
HEPATITIS VACCINES	19.4	19.2	37.4	35.9
Other Vaccines	147.3	143.6	278.2	271.4

TOTAL SANOFI PASTEUR-MSD SALES	$430.0	$264.8	$841.4	$459.6

Merck / Schering-Plough Collaboration	2Q `08	2Q `07	YTD 2008	YTD 2007
VYTORIN	$592.1	$686.4	$1,243.3	$1,310.2
ZETIA	560.4	577.5	1,142.1	1,121.5

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,152.5	$1,263.9	$2,385.4	$2,431.7

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	2Q `08	2Q `07	YTD 2008	YTD 2007
INTEREST INCOME	$(143.4)	$(172.3)	$(313.0)	$(354.0)
INTEREST EXPENSE	50.6	103.3	123.2	205.7
EXCHANGE LOSSES (GAINS)	8.7	(12.0)	21.3	(31.6)
MINORITY INTERESTS	30.9	30.8	62.8	61.4
Other, net (1)	(28.7)	(33.8)	(2,153.5)	(221.7)

TOTAL	$(81.9)	$(84.0)	$(2,259.2)	$(340.2)

(1)	Other, net for the first six months of 2008 primarily reflects a gain of $2.2 billion related to a distribution from AstraZeneca LP.

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

SECOND QUARTER

2008

NET PRODUCT SALES DETAIL (millions of dollars)

	2Q `08 vs. 2Q `07
	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
PRODUCT
COZAAR / HYZAAR	11%	941	5%	315	15%	626
FOSAMAX	-48%	411	-76%	123	3%	288
SINGULAIR	-1%	1,082	-8%	710	15%	372
Vaccines:
GARDASIL	-9%	326	-11%	255	-1%	71
ROTATEQ	49%	178	46%	166	*	12
ZOSTAVAX	41%	66	41%	66	N/A	—
OTHER VIRAL VACCINES (1)	-7%	318	-11%	291	61%	27
HEPATITIS VACCINES	-52%	38	-58%	29	-21%	9
OTHER VACCINES	-28%	69	-52%	33	34%	37
Other Reported Products:
ARCOXIA	17%	104	N/A	—	17%	104
CANCIDAS	20%	161	-25%	26	36%	135
COSOPT / TRUSOPT	13%	217	3%	87	22%	130
CRIXIVAN / STOCRIN	5%	79	-39%	3	8%	76
EMEND	39%	65	27%	41	63%	25
INVANZ	53%	71	30%	34	82%	37
ISENTRESS	*	77	*	45	*	32
JANUVIA	*	334	91%	262	*	72
JANUMET	*	72	*	67	*	5
MAXALT	20%	130	18%	86	23%	45
PRIMAXIN	8%	201	-19%	41	19%	160
PROPECIA	10%	108	-3%	38	18%	70
PROSCAR	-24%	86	-83%	3	-11%	83
TIMOPTIC / TIMOPTIC XE	4%	32	-16%	2	5%	30
VASOTEC / VASERETIC	-27%	94	N/A	—	-27%	94
ZOCOR	-1%	177	*	19	-10%	157
ZOLINZA	—	3	-7%	3	N/A	—

*	100% or over
N/A	- Not Applicable
(1)	- Includes ProQuad, M-M-R II and Varivax.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	2Q '08	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$6,052	-1%	-4	-1	5

U.S. ($ MM)	3,341	-10%	-10	—	N/A
Foreign ($ MM)	2,711	12%	5	-4	12

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

JUNE YEAR-TO-DATE

2008

NET PRODUCT SALES DETAIL (millions of dollars)

	JUNE YTD '08 vs. JUNE YTD '07
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	9%	1,788	1%	614	13%	1,174
FOSAMAX	-42%	881	-67%	326	3%	555
SINGULAIR	4%	2,185	-4%	1,424	24%	761
Vaccines:
GARDASIL	-1%	716	-8%	548	34%	168
ROTATEQ	80%	368	76%	345	*	22
ZOSTAVAX	56%	140	56%	140	N/A	—
OTHER VIRAL VACCINES (1)	-8%	543	-11%	493	42%	51
HEPATITIS VACCINES	-53%	72	-58%	53	-21%	18
OTHER VACCINES	-24%	142	-54%	62	49%	80
Other Reported Products:
ARCOXIA	17%	197	N/A	—	17%	197
CANCIDAS	15%	310	-23%	56	30%	254
COSOPT / TRUSOPT	11%	419	—	168	19%	251
CRIXIVAN / STOCRIN	-2%	154	-38%	7	1%	147
EMEND	32%	125	19%	81	64%	44
INVANZ	43%	126	27%	62	63%	64
ISENTRESS	*	124	*	75	*	49
JANUVIA	*	606	*	490	*	116
JANUMET	*	131	*	122	*	9
MAXALT	16%	252	14%	164	20%	87
PRIMAXIN	6%	404	-17%	92	15%	312
PROPECIA	10%	213	-1%	75	17%	138
PROSCAR	-28%	171	-86%	6	-14%	165
TIMOPTIC / TIMOPTIC XE	2%	61	-15%	3	4%	57
VASOTEC / VASERETIC	-24%	189	N/A	—	-24%	189
ZOCOR	-18%	356	-34%	48	-15%	308
ZOLINZA	32%	7	23%	6	*	1

*	100% or over
N/A	- Not Applicable
(1)	- Includes ProQuad, M-M-R II and Varivax.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	JUN YTD '08	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$11,874	—%	-3	-2	4

U.S. ($ MM)	6,637	-8%	-8	—	N/A
Foreign ($ MM)	5,237	12%	5	-5	11